                            [FORM OF FACE OF RECEIPT]


TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

NUMBER                                                         DEPOSITARY SHARES

DR-                                                            CUSIP 264411 60 4

                    DEPOSITARY RECEIPT FOR DEPOSITARY SHARES
                    EACH REPRESENTING A 1/10 INTEREST IN ONE
              9.10% SERIES A CUMULATIVE REDEEMABLE PREFERRED SHARE
                                       OF
                          DUKE REALTY INVESTMENTS, INC.
                            (an Indiana corporation)


AMERICAN STOCK TRANSFER & TRUST CO., as Depositary (the "Depositary"), hereby certifies that







IS THE REGISTERED OWNER OF
                           -----------------------------------------------------
DEPOSITARY SHARES ("Depositary Shares"),

each Depositary Share representing 1/10 of one 9.10% Series A Cumulative Redeemable Preferred Share, $0.01 par value per share, of Duke Realty Investments, Inc., an Indiana corporation (the "Company"), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of August 13, 1996 (the "Deposit Agreement"), among the Company, the Depositary and the holders from time to time of Receipts for Depositary Shares. By accepting this Receipt, the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. This Receipt shall not be valid or obligatory for any purpose or entitled to any benefit under the Deposit Agreement unless it shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized officer or, if a Registrar in respect of the Receipts (other than the Depositary) shall have been appointed, by the manual signature of a duly authorized officer of such Registrar.


Dated:

                                          AMERICAN STOCK TRANSFER & TRUST CO.,
                                          Depositary, Registrar & Transfer Agent


                                          By:
                                             -----------------------------------
                                                     Authorized Signatory


FURTHER CONDITIONS AND AGREEMENTS FORMING PART OF THIS DEPOSITARY RECEIPT APPEAR ON THE REVERSE SIDE

                           [FORM OF REVERSE OF RECEIPT]

     IF NECESSARY TO EFFECT COMPLIANCE BY THE COMPANY WITH REQUIREMENTS OF THE INTERNAL REVENUE CODE RELATING TO REAL ESTATE INVESTMENT TRUSTS, THE RIGHTS OF ANY HOLDER OF DEPOSITARY SHARES OR 9.10% SERIES A CUMULATIVE REDEEMABLE PREFERRED SHARES MAY BE RESTRICTED BY THE COMPANY AND/OR THE TRANSFER THEREOF MAY BE PROHIBITED UPON THE TERMS AND CONDITIONS SET FORTH IN THE COMPANY'S
ARTICLES OF INCORPORATION AND THE DEPOSIT AGREEMENT.   THE COMPANY WILL FURNISH
TO THE REGISTERED HOLDER OF THIS DEPOSITARY RECEIPT, UPON REQUEST AND WITHOUT CHARGE, A COPY OF SUCH TERMS AND CONDITIONS, A STATEMENT OF ALL THE POWERS, DESIGNATIONS, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK ISSUED BY THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, AND A COPY OF THE DEPOSIT AGREEMENT AND THE DESIGNATING AMENDMENT WITH RESPECT TO THE 9.10% SERIES A CUMULATIVE REDEEMABLE PREFERRED SHARES. REQUESTS FOR SUCH COPIES MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY OR TO THE DEPOSITARY NAMED ON THE FACE OF THIS RECEIPT.

                            ------------------------


     The following abbreviations when used in the instructions on the face of this receipt shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenant in common  UNIF GIFT MIN ACT -           Custodian
                                                  ----------          ----------
TEN ENT - as tenants by the entireties              (Cust)             (Minor)
                                               Under Uniform Gifts to Minors Act
JT TEN -  as joint tenants with right
          of survivorship and not as            --------------------------------
          tenants in common                                        (State)



     Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

     For value received,                                            hereby
                        --------------------------------------------
sell(s), assign(s) and transfer(s) unto

- --------------------------------------------------------------------------------

     (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

- --------------------------------------------------------------------------------

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
Depositary Shares represented by the within Receipt, and do hereby irrevocably constitute and appoint
                       ---------------------------------------------------------
Attorney to transfer the said Depositary Shares on the books of the within named

Depositary with full power of substitution in the premises.


     Dated:
           ------------------------     ---------------------------------
                                        Notice:   The signature to the
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of this Receipt in
                                                  every particular, without
                                                  alteration or enlargement or
                                                  any change whatever.